UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period:	August 1, 2014 – January 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

George Putnam Balanced Fund

Semiannual report
1 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

This pioneering balanced fund has championed a mix of high-quality stocks and bonds for over 75 years.

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio managers	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery is gaining steam, with three consecutive quarters of positive GDP growth, accelerated hiring, and rising consumer confidence, which recently hit multi-year highs. U.S. markets, however, have experienced some turbulence since the start of the year.

Cheaper energy prices benefit consumers and many businesses, but the sharp decline in oil prices has also fostered uncertainty. A stronger U.S. dollar may hurt profits for many large multinational companies headquartered in the United States that rely on exports for growth. In addition, investors appear to be anticipating when the Federal Reserve will begin raising interest rates. Overseas growth, meanwhile, remains tepid at best.

In an economically uncertain environment, it can be worthwhile to consider a range of investment opportunities. Putnam invests across many asset classes and pursues flexible strategies that seek out opportunities for growth or income with careful awareness of risk. Our experienced equity and fixed-income teams employ new ways of thinking and integrate innovative investment ideas into time-tested, traditional strategies. In today’s environment, it is also important to rely on your financial advisor, who can ensure your portfolio matches your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

March 16, 2015

George Putnam Balanced Fund

A mix of stocks and bonds in a classic balanced portfolio

Putnam Investments started in November 1937, at a time when many investors considered the stock market to be risky. Our first fund, George Putnam Balanced Fund, was named for our founder and was designed to offer investors what they needed most — a diversified portfolio with bonds to balance the risk of stocks. It was an innovative approach that continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

"The fund's focus on high-quality stocks and bonds is designed to moderate volatility for investors."

Aaron M. Cooper, CFA
Portfolio Manager

Kevin F. Murphy
Portfolio Manager

Experienced managers pursue a broad range of opportunities

The fund's typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Aaron Cooper pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund's fixed-income investments, Kevin Murphy seeks a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Providing the benefits of balanced investing since 1937

Growth of a $10,000 investment since fund inception, 11/5/37 through 1/31/15

$6,314,133
8.71%
annualized return before sales charge
'37
'47
'57
'67
'77
'87
'97
'07
1/31/15

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

2 George Putnam Balanced Fund

George Putnam Balanced Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 1/31/15

The fund — class A shares before sales charge
George Putnam Balanced Fund (PGEOX)
Fund's primary benchmark
S&P 500 Index
Fund's secondary benchmark
George Putnam Blended Index*
Fund's Lipper peer group average
Balanced Funds
8.71
3.94
7.61
7.11
5.68
10.79
15.60
11.47
9.04
11.94
17.47
11.72
9.30
10.82
14.22
11.35
7.02
4.11
4.37
4.50
1.50
LIFE OF FUND†
(since 11/5/37)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS‡

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

† The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4     George Putnam Balanced Fund

Interview with your fund’s portfolio managers

Aaron M. Cooper, CFA

Kevin F. Murphy

How would you describe the U.S. market and economic environment during the six-month reporting period ended January 31, 2015, and how did George Putnam Balanced Fund perform?

Aaron: Despite some wild swings in performance in the last calendar quarter of 2014 and into January 2015, the U.S. stock market enjoyed a fairly positive economic backdrop for the six-month period. U.S. growth maintained its momentum from the first half of 2014, and the economy and markets continued to benefit from low interest rates and tepid inflation.

By the end of the period, broad measures of U.S. stock performance registered mid-single-digit gains. In this context, George Putnam Balanced Fund slightly underperformed its all-stock primary benchmark, the S&P 500 Index, as well as its secondary benchmark, the George Putnam Blended Index, which represents broad stock and bond market performance. Overall, the equity portion of the fund’s portfolio recorded positive results in a variety of areas, including health-care, technology, industrial, and consumer-related stocks.

During the second half of 2014, the price of oil declined sharply. What implications does this have for the economy and the fund?

Kevin: In the short term, we expected that markets would register no small amount of pain from oil priced below $50 per

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/15. See pages 3, 4, and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

George Putnam Balanced Fund     5

barrel — as they would from oil priced below $80. Longer term, it is possible the pain may be dwarfed by the economic benefits of revitalized consumption: the “tax cut” of lower oil and fuel prices that feeds directly into the average consumer’s wallet.

Oil price weakness may also have important implications for a variety of energy services-related stocks, as well as for natural resource companies that are positioned at the higher end of the cost curve. For companies with higher cost structures, in other words, a low and falling oil price can make it less economically feasible to invest in operations. Having said that, a variety of companies that performed poorly over the course of the oil price decline appear to us to have been unfairly punished by the market.

How strong was corporate earnings growth during the period, and how cheap or expensive did stocks appear to you toward the final months?

Aaron: Earnings maintained a strong pace through much of the period, growing on average at a high-single-digit rate in the second half of 2014, which we considered a signal of continued corporate strength.

Stock valuations across most sectors appeared to us to reach fair levels toward the end of the period. Some of the factors that were tailwinds for profit margin expansion for much of the period seemed, in our view, likely to slow down somewhat in 2015. Wages, for example, look poised to grow in a number of sectors, which could have the effect of dampening margin expansion and making corporate earnings growth more reliant on revenue growth and global GDP growth.

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 1/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     George Putnam Balanced Fund

“While we think economic weakness
overseas introduced heightened risks
to U.S. growth, it also helped keep
interest rates and inflation low around
the world.”

Aaron Cooper

How did the fund’s investment-grade bonds perform, and what is your outlook for this area of the fixed-income markets?

Kevin: Overall, investment-grade bonds delivered moderate and steadily positive returns, as they benefited from a backdrop of low rates and comfortably rapid economic growth in the United States during the fund’s reporting period. With what we believed were strong cash flow generation, high margins, large cash balances, and no signs of dangerously high leverage, we think investment-grade bond issuers continued to represent an anchor to windward amid broader market volatility. In addition, unlike other areas of the fixed-income markets, such as high-yield and emerging-market debt, investment-grade bonds have, thus far, not been as susceptible to the risks posed by dramatic weakness in oil prices.

Which stocks or strategies were especially positive for the fund during the period?

Aaron: Avoiding some equity benchmark components that performed poorly, including large multinational oil and gas producers Chevron and ConocoPhillips, boosted the fund’s results relative to its primary benchmark, the S&P 500 Index.

The stock of Alibaba, the leading online retail company in China that is often likened to Amazon.com, also helped relative results. After Alibaba went public this past summer, we bought the stock, which is not part of the S&P 500, and it performed well on the strength of what we believe to be the

Top 10 equity holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

George Putnam Balanced Fund     7

company’s high growth prospects, robust market position, and diverse set of business opportunities. This stock was the second-largest contributor to relative returns during the period, and we continued to hold the position at period-end.

We found another strong out-of-benchmark performer in Symrise, a Germany-based fragrances and flavors manufacturer. During the period, the company accelerated its profit growth — and beat analyst expectations for earnings results — by acquiring and successfully integrating France-based Diana Ingredients. In addition, the stock benefited from the market’s general expectation that the European Central Bank would launch a government bond-buying program early in 2015, which it subsequently announced at its January meeting. We continued to hold the stock of Symrise at the end of the period.

Which stocks or strategies dampened the fund’s performance relative to its primary benchmark during the period?

Aaron: Though we avoided the stocks of some energy companies — to the fund’s benefit during the period — we did own other energy stocks in the portfolio that hurt the fund’s relative performance. It is worth pointing out that in the equity portion of the fund, we generally take a sector-neutral approach to investing in large-company stocks; in other words, we typically do not make bets on certain sectors outperforming or underperforming other sectors but maintain roughly index-equivalent exposures to all of the sectors represented in the S&P 500.

Accordingly, the fund’s exposures to a variety of energy companies — including, among others, EP Energy and QEP Resources, two oil exploration and production companies, and

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     George Putnam Balanced Fund

Halliburton, an oilfield services company — all detracted from relative returns. In some cases, we had established overweight positions in these stocks relative to the benchmark, as we believed they represented comparatively better energy-related investment opportunities, while in other cases, we had chosen stocks outside the benchmark based on our conviction in their potential to add value to the fund.

What is your outlook for the U.S. stock market?

Aaron: We believe the United States is effectively in the second half of its economic upturn. Economic indicators have generally been positive, but it has been harder to find what we consider to be cheaply valued stocks. Also, because the Federal Reserve has stopped adding further economic stimulus, we believe there is potential for greater market volatility. Moreover, economic weakness abroad can be a double-edged sword. Europe and Japan have been struggling to stimulate their economies and avoid deflation. While we think economic weakness overseas has introduced heightened risks to U.S. growth, it also has helped keep interest rates and inflation low around the world. We believe this has the potential to extend the current positive economic trends we have been experiencing domestically.

Thank you, Aaron and Kevin, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Dividend rate reduced

Effective November 13, 2014, George Putnam Balanced Fund reduced its quarterly dividend from $0.057 per share to $0.045 per share. Two factors led to this change. First, the equity portion of the portfolio was positioned toward a blend of growth- and value-style stocks from what had largely been a focus on value-style stocks, which historically have paid higher dividends. Second, lower overall bond yields in a falling interest-rate environment reduced the total income earned by the bond portion of the portfolio.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 1999.

Portfolio Manager Kevin F. Murphy holds a B.S. from Columbia University. He joined Putnam in 1999 and has been in the investment industry since 1988.

George Putnam Balanced Fund     9

IN THE NEWS

How can an increase in the unemployment rate — to 5.7% in January 2015 from 5.6% in December 2014 — mean good news? The answer: More than one million people entered the workforce in January — which includes those actively seeking work. This is good news because it appeared that many people had abandoned looking for a job altogether in the wake of the Great Recession. That’s changing. The labor participation rate ticked up to 62.9% in January from 62.7% in December, according to the Bureau of Labor Statistics (BLS). Many believe that, for the economic recovery to continue, more people who have been sitting on the sidelines will need to reenter the labor market, even though they may not land a job right away. The BLS also noted that 257,000 jobs were added in January, slightly above expectations. More importantly, figures from previous months were revised higher: There were 329,000 additional jobs in December and an even more impressive 423,000 jobs in November. The BLS also reported a gain in average hourly earnings, which rose 0.5% in January after declining slightly in December. Wage growth might be luring people back to the workforce, particularly within lower-paying industries such as retail.

10     George Putnam Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(12/2/13)	(12/2/13)	(3/31/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	8.71%	8.62%	8.59%	8.59%	7.89%	7.89%	7.98%	7.93%	8.44%	8.78%	8.78%	8.78%
10 years	47.19	38.73	38.50	38.50	36.65	36.65	40.15	35.24	43.77	51.01	51.17	51.01
Annual average	3.94	3.33	3.31	3.31	3.17	3.17	3.43	3.07	3.70	4.21	4.22	4.21
5 years	66.89	57.30	60.59	58.59	60.82	60.82	62.72	57.02	64.80	68.93	69.11	68.94
Annual average	10.79	9.48	9.94	9.66	9.97	9.97	10.23	9.44	10.51	11.06	11.08	11.06
3 years	40.26	32.20	37.16	34.16	37.23	37.23	38.23	33.39	39.28	41.33	41.48	41.34
Annual average	11.94	9.75	11.11	10.29	11.12	11.12	11.39	10.08	11.68	12.22	12.26	12.22
1 year	10.82	4.44	9.99	4.99	10.03	9.03	10.29	6.43	10.58	11.11	11.16	11.12
6 months	4.11	–1.88	3.71	–1.29	3.76	2.76	3.91	0.28	3.99	4.22	4.28	4.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

George Putnam Balanced Fund     11

Comparative index returns For periods ended 1/31/15

	S&P 500 Index	Barclays U.S. Aggregate Bond Index	George Putnam Blended Index†	Lipper Balanced Funds category average‡
Annual average (life of fund)	—*	—*	—*	—*
10 years	108.25%	60.74%	98.79%	74.69%
Annual average	7.61	4.86	7.11	5.68
5 years	106.41	25.01	72.08	54.58
Annual average	15.60	4.57	11.47	9.04
3 years	62.09	9.50	39.43	30.75
Annual average	17.47	3.07	11.72	9.30
1 year	14.22	6.61	11.35	7.02
6 months	4.37	4.36	4.50	1.50

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, the Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/15, there were 689, 677, 618, 591, and 373 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(12/2/13)	(12/2/13)	(3/31/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	8.73%	8.65%	8.62%	8.62%	7.92%	7.92%	8.00%	7.95%	8.46%	8.81%	8.81%	8.81%
10 years	47.72	39.22	38.88	38.88	37.07	37.07	40.58	35.66	44.21	51.46	51.63	51.47
Annual average	3.98	3.36	3.34	3.34	3.20	3.20	3.47	3.10	3.73	4.24	4.25	4.24
5 years	66.89	57.29	60.68	58.68	60.76	60.76	62.71	57.02	64.79	68.92	69.10	68.93
Annual average	10.79	9.48	9.95	9.67	9.96	9.96	10.23	9.44	10.51	11.05	11.08	11.06
3 years	46.18	37.78	42.99	39.99	43.02	43.02	44.02	38.98	45.05	47.28	47.44	47.29
Annual average	13.49	11.27	12.66	11.87	12.67	12.67	12.93	11.60	13.20	13.77	13.82	13.78
1 year	10.48	4.13	9.64	4.64	9.69	8.69	9.95	6.10	10.17	10.77	10.89	10.78
6 months	4.06	–1.92	3.67	–1.33	3.65	2.65	3.74	0.11	3.88	4.17	4.24	4.17

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12     George Putnam Balanced Fund

Fund price and distribution information For the six-month period ended 1/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		2	2	2		2	2	2	2
Income	$1.020		$0.042	$0.042	$0.062		$0.081	$0.122	$0.132	$0.122
Capital gains	—		—	—	—		—	—	—	—
Total	$1.020		$0.042	$0.042	$0.062		$0.081	$0.122	$0.132	$0.122
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
7/31/14	$16.12	$17.10	$15.94	$16.01	$15.90	$16.48	$16.07	$16.18	$16.18	$16.17
1/31/15	16.68	17.70	16.49	16.57	16.46	17.06	16.63	16.74	16.74	16.74
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Current dividend rate[1]	1.08%	1.02%	0.36%	0.36%	0.61%	0.59%	0.84%	1.31%	1.43%	1.31%
Current 30-day SEC yield[2]	N/A	0.76	0.05	0.06	N/A	0.29	0.55	1.04	1.14	1.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 7/31/14	0.99%	1.74%	1.74%	1.49%	1.24%	0.73%*	0.63%*	0.74%
Annualized expense ratio for the six-month period ended 1/31/15	0.97%	1.72%	1.72%	1.47%	1.22%	0.72%	0.62%	0.72%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and class R6 shares have been annualized.

George Putnam Balanced Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2014, to January 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.99	$8.83	$8.83	$7.56	$6.27	$3.71	$3.19	$3.71
Ending value (after expenses)	$1,041.10	$1,037.10	$1,037.60	$1,039.10	$1,039.90	$1,042.20	$1,042.80	$1,042.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2015, use the following calculation method. To find the value of your investment on August 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.94	$8.74	$8.74	$7.48	$6.21	$3.67	$3.16	$3.67
Ending value (after expenses)	$1,020.32	$1,016.53	$1,016.53	$1,017.80	$1,019.06	$1,021.58	$1,022.08	$1,021.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     George Putnam Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings

George Putnam Balanced Fund     15

do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2015, Putnam employees had approximately $470,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     George Putnam Balanced Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

George Putnam Balanced Fund     17

The fund’s portfolio 1/31/15 (Unaudited)

COMMON STOCKS (63.4%)*	Shares	Value
Basic materials (3.1%)
Agnico-Eagle Mines, Ltd. (Canada)	4,558	$153,696
Air Products & Chemicals, Inc.	9,907	1,442,558
Alcoa, Inc.	24,319	380,592
Allegheny Technologies, Inc.	4,932	140,710
Axalta Coating Systems, Ltd. †	106,437	2,732,238
Axiall Corp.	19,677	870,707
Boise Cascade Co. †	11,761	475,615
CF Industries Holdings, Inc.	6,538	1,996,574
Croda International PLC (United Kingdom)	22,554	901,514
Dow Chemical Co. (The)	73,819	3,333,666
Fortune Brands Home & Security, Inc.	110,294	4,940,068
Freeport-McMoRan, Inc. (Indonesia)	54,037	908,362
Goldcorp, Inc. (Toronto Exchange) (Canada)	6,300	151,389
Hi-Crush Partners LP (Units)	14,557	474,995
Huntsman Corp.	48,827	1,072,241
Louisiana-Pacific Corp. †	14,044	229,900
LyondellBasell Industries NV Class A	23,351	1,846,831
Martin Marietta Materials, Inc.	2,911	313,631
MeadWestvaco Corp.	10,695	537,745
Monsanto Co.	37,688	4,446,430
Newmont Mining Corp.	6,645	167,122
Nucor Corp.	10,147	442,917
Packaging Corp. of America	24,235	1,838,225
Praxair, Inc.	13,145	1,585,156
S&W Seed Co. †	14,423	74,134
Sealed Air Corp.	44,297	1,794,029
Sherwin-Williams Co. (The)	17,858	4,844,340
Smurfit Kappa Group PLC (Ireland)	22,851	557,395
Symrise AG (Germany)	34,030	2,233,919
Tronox, Ltd. Class A	17,323	366,208
		41,252,907
Capital goods (3.1%)
Airbus Group NV (France)	62,689	3,338,210
Allegion PLC (Ireland)	38,248	2,065,774
Embraer SA ADR (Brazil)	1,633	57,580
Gaztransport Et Technigaz SA (France)	47,350	2,678,539
General Dynamics Corp.	23,799	3,170,265
HD Supply Holdings, Inc. †	92,419	2,664,440
Hubbell, Inc. Class B	26,242	2,782,702
Northrop Grumman Corp.	56,645	8,890,433
Oshkosh Corp.	38,348	1,643,212
Pall Corp.	19,724	1,908,494
Raytheon Co.	28,788	2,880,239
Staples, Inc.	16,744	285,485
United Technologies Corp.	77,340	8,877,085
		41,242,458

18     George Putnam Balanced Fund

COMMON STOCKS (63.4%)* cont.	Shares	Value
Communication services (2.6%)
American Tower Corp. R	56,438	$5,471,664
Charter Communications, Inc. Class A †	26,976	4,076,478
Comcast Corp. Class A	149,572	7,949,004
DISH Network Corp. Class A †	67,000	4,713,450
Liberty Global PLC Ser. C (United Kingdom)	99,555	4,538,712
Time Warner Cable, Inc.	5,603	762,736
Verizon Communications, Inc.	144,487	6,604,501
		34,116,545
Computers (3.2%)
Anixter International, Inc. †	12,100	911,856
Apple, Inc.	272,027	31,870,683
Castlight Health, Inc. Class B †	132,602	1,177,506
EMC Corp.	152,447	3,952,951
Hewlett-Packard Co.	68,469	2,473,785
Western Digital Corp.	24,659	2,397,595
		42,784,376
Conglomerates (0.4%)
Siemens AG (Germany)	14,366	1,508,915
Tyco International PLC	87,616	3,575,609
		5,084,524
Consumer cyclicals (7.5%)
Advance Auto Parts, Inc.	1,284	204,156
Amazon.com, Inc. †	26,029	9,228,061
Autonation, Inc. †	3,092	184,345
AutoZone, Inc. †	1,193	712,173
Bed Bath & Beyond, Inc. †	33,998	2,542,030
Best Buy Co., Inc.	4,708	165,722
Brunswick Corp.	25,945	1,408,295
CaesarStone Sdot-Yam, Ltd. (Israel)	29,460	1,829,466
Chico’s FAS, Inc.	22,969	383,123
Ctrip.com International, Ltd. ADR (China) †	41,251	1,961,691
Dollar General Corp. †	34,751	2,330,402
Five Below, Inc. †	66,988	2,232,040
Freshpet, Inc. †	16,961	259,334
GameStop Corp. Class A	363	12,796
Gap, Inc. (The)	53,058	2,185,459
GNC Holdings, Inc. Class A	8,829	391,478
H&R Block, Inc.	17,981	616,389
Hanesbrands, Inc.	12,705	1,415,083
Hilton Worldwide Holdings, Inc. †	85,333	2,216,098
Home Depot, Inc. (The)	59,198	6,181,455
Live Nation Entertainment, Inc. †	129,660	3,082,018
lululemon athletica, Inc. (Canada) †	8,684	575,228
Macy’s, Inc.	31,359	2,003,213
MasterCard, Inc. Class A	56,757	4,655,777
Michael Kors Holdings, Ltd. †	41,219	2,917,893
Michaels Cos., Inc. (The) †	11,227	289,657
NIKE, Inc. Class B	52,655	4,857,424
O’Reilly Automotive, Inc. †	3,997	748,878

George Putnam Balanced Fund     19

COMMON STOCKS (63.4%)* cont.	Shares	Value
Consumer cyclicals cont.
Office Depot, Inc. †	60,670	$461,092
Penn National Gaming, Inc. †	93,089	1,393,542
Priceline Group, Inc. (The) †	4,853	4,899,006
PulteGroup, Inc.	80,384	1,655,107
RE/MAX Holdings, Inc. Class A	64,792	2,156,278
Restaurant Brands International, Inc. (Canada) †	32,553	1,259,150
Rollins, Inc.	42,772	1,413,615
Time Warner, Inc.	80,163	6,247,103
TiVo, Inc. †	45,690	477,917
TJX Cos., Inc. (The)	64,490	4,252,471
Tumi Holdings, Inc. †	98,562	2,234,401
Vail Resorts, Inc.	17,811	1,563,093
Vulcan Materials Co.	7,822	551,529
Wal-Mart Stores, Inc.	37,428	3,180,631
Walt Disney Co. (The)	72,879	6,629,074
Whirlpool Corp.	7,188	1,430,987
Wyndham Worldwide Corp.	27,351	2,291,740
Wynn Resorts, Ltd.	12,130	1,794,634
		99,481,054
Consumer staples (5.5%)
Avon Products, Inc.	219,667	1,700,223
Bright Horizons Family Solutions, Inc. †	30,209	1,466,647
Coca-Cola Enterprises, Inc.	32,457	1,366,440
Costco Wholesale Corp.	31,532	4,508,761
Coty, Inc. Class A †	358,228	6,813,497
CVS Health Corp.	60,814	5,969,502
Dr. Pepper Snapple Group, Inc.	9,486	732,983
Energizer Holdings, Inc.	36,326	4,650,091
Estee Lauder Cos., Inc. (The) Class A	88,689	6,260,557
Groupon, Inc. †	128,194	917,869
Hershey Co. (The)	14,980	1,531,106
JM Smucker Co. (The)	8,599	886,987
Kellogg Co.	23,222	1,522,899
Keurig Green Mountain, Inc.	37,715	4,622,350
Kraft Foods Group, Inc.	32,375	2,115,383
Mead Johnson Nutrition Co.	19,076	1,878,795
Mondelez International, Inc. Class A	87,320	3,077,157
PepsiCo, Inc.	87,762	8,230,320
Philip Morris International, Inc.	74,768	5,999,384
Pinnacle Foods, Inc.	21,155	760,945
Starbucks Corp.	33,756	2,954,663
Walgreens Boots Alliance, Inc.	30,710	2,264,863
Weight Watchers International, Inc. †	30,617	507,018
Yum! Brands, Inc.	30,035	2,170,930
		72,909,370
Electronics (3.3%)
Agilent Technologies, Inc.	56,719	2,142,277
Broadcom Corp. Class A	99,114	4,205,903
Honeywell International, Inc.	51,630	5,047,349

20     George Putnam Balanced Fund

COMMON STOCKS (63.4%)* cont.	Shares	Value
Electronics cont.
Intel Corp.	143,548	$4,742,826
L-3 Communications Holdings, Inc.	104,279	12,838,830
Micron Technology, Inc. †	276,212	8,083,344
Skyworks Solutions, Inc.	29,579	2,456,536
Texas Instruments, Inc.	73,861	3,947,870
		43,464,935
Energy (4.9%)
Anadarko Petroleum Corp.	56,501	4,618,957
Antero Resources Corp. †	29,772	1,031,600
Baker Hughes, Inc.	32,381	1,877,774
Cabot Oil & Gas Corp.	48,614	1,288,271
Cheniere Energy, Inc. †	25,029	1,786,570
CONSOL Energy, Inc.	15,430	446,699
EnCana Corp. (Canada)	54,513	667,239
Energen Corp.	8,342	529,050
EOG Resources, Inc.	125,349	11,159,821
EP Energy Corp. Class A †	56,082	580,449
Exxon Mobil Corp.	212,487	18,575,614
Genel Energy PLC (United Kingdom) †	51,462	484,877
Gulfport Energy Corp. †	20,572	791,816
Halliburton Co.	56,809	2,271,792
MarkWest Energy Partners LP	29,928	1,763,657
QEP Resources, Inc.	47,431	959,055
Royal Dutch Shell PLC ADR (United Kingdom)	40,149	2,467,156
Schlumberger, Ltd.	58,151	4,791,061
Suncor Energy, Inc. (Canada)	23,690	706,199
Total SA ADR (France)	101,804	5,243,924
Valero Energy Corp.	44,674	2,362,361
Whiting Petroleum Corp. †	27,660	830,353
		65,234,295
Financials (9.9%)
Altisource Residential Corp. R	20,690	372,627
American Express Co.	84,390	6,809,429
American International Group, Inc.	116,105	5,674,051
Ameriprise Financial, Inc.	25,100	3,135,994
Assured Guaranty, Ltd.	127,449	3,112,305
AvalonBay Communities, Inc. R	12,437	2,151,477
Bank of America Corp.	329,332	4,989,380
Berkshire Hathaway, Inc. Class B †	23,732	3,415,272
Boston Properties, Inc. R	13,404	1,860,475
Capital One Financial Corp.	17,671	1,293,694
Carlyle Group LP (The)	101,699	2,674,684
Charles Schwab Corp. (The)	234,151	6,083,243
Citigroup, Inc.	209,593	9,840,391
CME Group, Inc.	45,547	3,885,159
Discover Financial Services	38,526	2,095,044
Equity Lifestyle Properties, Inc. R	19,388	1,061,105
Essex Property Trust, Inc. R	4,360	985,578
Federal Realty Investment Trust R	2,602	374,090

George Putnam Balanced Fund     21

COMMON STOCKS (63.4%)* cont.	Shares	Value
Financials cont.
Fifth Third Bancorp	38,707	$669,631
Gaming and Leisure Properties, Inc. R	54,144	1,766,719
General Growth Properties R	52,119	1,572,951
Genworth Financial, Inc. Class A †	264,412	1,845,596
Hartford Financial Services Group, Inc. (The)	107,946	4,199,099
Invesco, Ltd.	20,500	752,965
JPMorgan Chase & Co.	227,107	12,350,079
KeyCorp	407,081	5,287,982
KKR & Co. LP	174,900	4,199,349
MetLife, Inc.	18,005	837,233
Morgan Stanley	34,353	1,161,475
Paramount Group, Inc. †R	4,306	83,321
Pebblebrook Hotel Trust R	9,113	423,208
Plum Creek Timber Co., Inc. R	11,600	516,432
Prologis, Inc. R	16,005	722,466
Prudential PLC (United Kingdom)	134,703	3,276,599
Public Storage R	5,400	1,084,536
Regions Financial Corp.	313,528	2,727,694
Simon Property Group, Inc. R	11,167	2,218,436
State Street Corp.	10,949	782,963
Urban Edge Properties † R	5,300	125,822
Visa, Inc. Class A	27,399	6,984,279
Vornado Realty Trust R	10,600	1,170,664
Wells Fargo & Co.	271,813	14,112,531
WisdomTree Investments, Inc.	86,891	1,513,641
		130,199,669
Health care (9.9%)
Abbott Laboratories	32,503	1,454,834
AbbVie, Inc.	111,077	6,703,497
Actavis PLC †	28,376	7,563,339
Aetna, Inc.	10,841	995,421
Allergan, Inc.	20,361	4,464,353
AmerisourceBergen Corp.	16,984	1,614,329
Anthem, Inc.	12,541	1,692,533
Baxter International, Inc.	5,941	417,712
Becton Dickinson and Co.	21,866	3,019,257
Biogen Idec, Inc. †	18,935	7,368,745
Boston Scientific Corp. †	182,829	2,707,697
Bristol-Myers Squibb Co.	128,164	7,724,444
Cardinal Health, Inc.	33,083	2,752,175
Celgene Corp. †	76,135	9,072,247
Cerner Corp. †	13,337	884,910
Cigna Corp.	34,847	3,722,705
Cooper Cos., Inc. (The)	5,704	899,236
Diplomat Pharmacy, Inc. †	23,054	566,437
Eli Lilly & Co.	74,478	5,362,416
Endo International PLC †	13,845	1,102,200
Express Scripts Holding Co. †	21,980	1,774,006
Gilead Sciences, Inc. †	132,886	13,930,439

22     George Putnam Balanced Fund

COMMON STOCKS (63.4%)* cont.	Shares	Value
Health care cont.
HCA Holdings, Inc. †	25,721	$1,821,047
Johnson & Johnson	45,252	4,531,535
McKesson Corp.	17,899	3,806,222
Medtronic PLC	84,150	6,008,310
Merck & Co., Inc.	110,740	6,675,407
Mylan, Inc. †	64,964	3,452,837
Perrigo Co. PLC	21,658	3,286,385
Pfizer, Inc.	170,224	5,319,500
Premier, Inc. Class A †	45,190	1,468,675
Retrophin, Inc. †	66,386	852,396
Thermo Fisher Scientific, Inc.	5,719	716,076
Universal Health Services, Inc. Class B	16,632	1,705,279
Ventas, Inc. R	26,600	2,122,946
Waters Corp. †	9,241	1,100,141
Zimmer Holdings, Inc.	23,461	2,629,978
		131,289,666
Miscellaneous (—%)
Restaurant Brands International LP (Units) (Canada) †	192	7,041
		7,041
Semiconductor (0.9%)
Applied Materials, Inc.	196,130	4,479,609
Lam Research Corp.	51,622	3,945,986
QUALCOMM, Inc.	52,520	3,280,399
		11,705,994
Software (1.8%)
Activision Blizzard, Inc.	16,300	340,589
Electronic Arts, Inc. †	17,176	942,275
Microsoft Corp.	324,801	13,121,960
Oracle Corp.	197,373	8,267,955
Tencent Holdings, Ltd. (China)	80,081	1,351,875
		24,024,654
Technology (0.3%)
Avago Technologies, Ltd.	42,796	4,402,852
		4,402,852
Technology services (3.6%)
Alibaba Group Holding, Ltd. ADR (China) †	60,088	5,352,639
Computer Sciences Corp.	37,197	2,257,114
Facebook, Inc. Class A †	130,825	9,930,926
Fidelity National Information Services, Inc.	39,198	2,447,131
Google, Inc. Class A †	132	70,957
Google, Inc. Class C †	31,549	16,863,571
Pandora Media, Inc. †	32,433	538,388
Salesforce.com, Inc. †	118,699	6,700,559
Yahoo!, Inc. †	60,267	2,651,145
		46,812,430
Transportation (1.3%)
American Airlines Group, Inc.	39,861	1,956,378
Canadian Pacific Railway, Ltd. (Canada)	5,025	875,806
Genesee & Wyoming, Inc. Class A †	20,025	1,651,061
Spirit Airlines, Inc. †	49,969	3,704,702
Union Pacific Corp.	76,519	8,968,792
		17,156,739

George Putnam Balanced Fund     23

COMMON STOCKS (63.4%)* cont.	Shares	Value
Utilities and power (2.1%)
American Electric Power Co., Inc.	43,338	$2,722,060
American Water Works Co., Inc.	25,795	1,448,131
Calpine Corp. †	130,018	2,714,776
Edison International	48,929	3,334,511
Exelon Corp.	117,891	4,248,792
NextEra Energy Partners LP	29,023	1,163,532
NextEra Energy, Inc.	18,826	2,056,552
NRG Energy, Inc.	144,499	3,563,345
PG&E Corp.	62,345	3,666,509
Sempra Energy	20,974	2,347,410
		27,265,618
Total common stocks (cost $774,809,258)		$838,435,127

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.6%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, March 1, 2045	$1,000,000	$1,035,156
3s, TBA, February 1, 2045	1,000,000	1,037,891
		2,073,047
U.S. Government Agency Mortgage Obligations (6.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, March 1, 2035	3,286	3,819
4 1/2s, with due dates from September 1, 2043 to May 1, 2044	2,372,142	2,668,631
4s, with due dates from July 1, 2042 to June 1, 2043	10,493,988	11,344,917
3 1/2s, with due dates from December 1, 2042 to February 1, 2044	1,784,051	1,903,503
3s, March 1, 2043	863,998	893,630
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	2,178,927	2,439,172
5 1/2s, TBA, March 1, 2045	2,000,000	2,234,375
5 1/2s, TBA, February 1, 2045	2,000,000	2,236,719
5s, with due dates from August 1, 2033 to January 1, 2039	1,156,859	1,281,944
4 1/2s, with due dates from August 1, 2041 to October 1, 2043	18,412,683	20,259,393
4 1/2s, TBA, March 1, 2045	5,000,000	5,419,727
4 1/2s, TBA, February 1, 2045	5,000,000	5,425,781
4s, with due dates from July 1, 2043 to June 1, 2044	1,881,271	2,040,077
4s, TBA, March 1, 2045	1,000,000	1,068,789
4s, TBA, February 1, 2045	1,000,000	1,070,859
3 1/2s, with due dates from May 1, 2043 to July 1, 2043	3,605,236	3,824,572
3 1/2s, TBA, March 1, 2045	1,000,000	1,053,945
3 1/2s, TBA, February 1, 2045	1,000,000	1,056,406
3s, February 1, 2043	897,813	929,798
3s, TBA, March 1, 2045	9,000,000	9,283,430
3s, TBA, February 1, 2045	9,000,000	9,305,860
		85,745,347
Total U.S. government and agency mortgage obligations (cost $86,406,259)		$87,818,394

24     George Putnam Balanced Fund

U.S. TREASURY OBLIGATIONS (12.0%)*	Principal amount	Value
U.S. Treasury Bonds 3 3/4s, November 15, 2043	$1,520,000	$2,004,856
U.S. Treasury Notes
3 1/2s, February 15, 2018	29,440,000	31,794,970
1 3/4s, May 31, 2016	24,930,000	25,409,125
1 1/8s, December 31, 2019	18,190,000	18,140,403
1s, August 31, 2016	32,520,000	32,851,678
0 3/4s, March 31, 2018	44,370,000	44,225,451
0 3/4s, December 31, 2017	3,470,000	3,467,858
1.750%, September 30, 2019 [i]	111,000	114,637
1.500%, October 31, 2019 [i]	111,000	113,131
Total U.S. treasury obligations (cost $156,656,262)		$158,122,109

CORPORATE BONDS AND NOTES (14.6%)*	Principal amount	Value
Basic materials (0.6%)
Agrium, Inc. sr. unsec. unsub. notes 7 1/8s, 2036 (Canada)	$365,000	$499,979
Albemarle Corp. sr. unsec. notes 4.15s, 2024	90,000	94,727
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	400,000	478,100
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	600,000	686,433
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	408,000	464,147
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	78,000	94,499
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	215,000	219,755
Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	200,000	227,806
Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	235,000	247,318
Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	850,000	1,241,676
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	500,000	534,602
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	335,000	327,480
International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	15,431
Methanex Corp. sr. unsec. unsub. notes 4 1/4s, 2024 (Canada)	75,000	75,237
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	412,000	419,641
Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	200,000	215,309
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	188,000	231,988
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	77,000	91,598
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	168,000	180,712
Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020	154,000	160,160
Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	195,000	218,496
Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	180,000	255,204
Westvaco Corp. company guaranty sr. unsec. unsub. notes 8.2s, 2030	250,000	362,649
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	553,000	761,142
		8,104,089

George Putnam Balanced Fund     25

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Capital goods (0.3%)
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	$125,000	$133,125
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	767,000	1,118,433
Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038	975,000	1,402,308
Republic Services, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2019	240,000	275,000
United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	133,507
United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	225,000	261,074
Waste Management, Inc. company guaranty sr. unsec. notes 7 3/4s, 2032	745,000	1,130,675
		4,454,122
Communication services (1.3%)
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 6 1/8s, 2040 (Mexico)	200,000	250,988
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	280,000	285,677
American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019 R	735,000	758,458
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty sr. notes 3.849s, 2023	240,000	246,267
CenturyLink, Inc. sr. unsec. unsub. notes Ser. G, 6 7/8s, 2028	715,000	707,850
Comcast Cable Communications Holdings, Inc. company guaranty sr. unsec. notes 9.455s, 2022	645,000	956,343
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	268,000	381,696
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	710,000	786,610
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	70,000	103,190
NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	380,000	538,208
Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	255,000	291,042
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	226,000	263,153
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	95,000	141,299
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	215,000	231,965
SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	1,125,000	1,192,930
SES SA 144A company guaranty sr. unsec. notes 5.3s, 2043 (France)	275,000	326,940
TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	610,000	885,389
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	1,000,000	1,040,000
Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s, 2021 (Spain)	845,000	977,625
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	1,000,000	1,122,663
Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)	355,000	493,538
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	1,011,000	1,311,361
Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	5,200	138,372
Verizon Communications, Inc. sr. unsec. unsub. notes 5.05s, 2034	270,000	302,075
Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	595,000	629,706

26     George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Communication services cont.
Verizon New Jersey, Inc. company guaranty sr. unsec. unsub. bonds 8s, 2022	$770,000	$1,000,356
Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds 8.35s, 2030	980,000	1,332,673
		16,696,374
Consumer cyclicals (1.4%)
21st Century Fox America, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024	1,045,000	1,385,066
21st Century Fox America, Inc. company guaranty sr. unsec. notes 7.85s, 2039	190,000	297,342
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	350,000	386,750
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	705,000	784,730
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	1,187,000	1,704,480
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	625,000	608,289
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	579,000	651,266
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	135,000	229,643
Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043	1,290,000	1,844,814
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	24,000	33,961
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	200,000	305,114
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	830,000	926,011
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4s, 2025	250,000	255,463
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018	185,000	189,625
Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)	300,000	383,708
Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)	157,000	176,630
Grupo Televisa SAB sr. unsec. unsub. notes 5s, 2045 (Mexico)	355,000	376,399
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds 9.15s, 2023	460,000	646,910
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	320,000	374,545
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	150,000	168,428
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	200,000	204,963
INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019	356,000	355,555
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	1,034,000	1,379,782
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.7s, 2034	310,000	420,048
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.65s, 2024	123,000	156,672
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	70,000	82,192
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 3 5/8s, 2024	1,036,000	1,089,201
Nordstrom, Inc. sr. unsec. notes 5s, 2044	310,000	377,689
NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	435,000	458,398
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	195,000	207,182

George Putnam Balanced Fund     27

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Owens Corning company guaranty sr. unsec. notes 9s, 2019	$55,000	$67,551
QVC, Inc. company guaranty sr. notes 4.85s, 2024	390,000	413,057
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	460,000	502,711
Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	520,000	764,995
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	550,000	553,438
Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043	450,000	531,193
		19,293,801
Consumer staples (1.3%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	773,000	838,545
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	84,000	107,288
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	132,000	172,098
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	1,209,000	1,212,290
Anheuser-Busch Cos., LLC company guaranty sr. unsec. unsub. notes 5 1/2s, 2018	885,000	990,826
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	165,000	268,786
Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	495,000	550,216
Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	855,000	1,142,876
CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	681,500	896,119
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	681,401	754,134
Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	108,000	114,633
Delhaize Group SA company guaranty sr. unsec. unsub. notes 6 1/2s, 2017 (Belgium)	620,000	685,787
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	820,000	1,114,391
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	1,434,000	2,016,234
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	785,000	828,637
Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s, 2044 (Mexico)	350,000	370,779
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	309,000	376,071
McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	535,000	718,888
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	768,885
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	180,000	207,214
Mondelez International, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	676,000	931,785
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042	200,000	234,990
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	134,000	155,461
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044	191,000	229,986
Walgreens Boots Alliance, Inc. company guaranty sr. unsec. unsub. notes 3.3s, 2021	890,000	923,200
		16,610,119

28     George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Energy (0.9%)
BG Energy Capital PLC 144A company guaranty sr. unsec. notes 4s, 2021 (United Kingdom)	$250,000	$263,788
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)	175,000	193,732
DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	375,000	366,553
EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	205,000	235,257
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	575,000	575,921
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	388,000	487,295
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	1,070,000	1,511,925
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	315,000	237,825
Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	175,000	210,524
Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	220,000	289,614
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	390,000	330,352
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 4 3/8s, 2023 (Brazil)	180,000	148,212
Petrobras Global Finance BV company guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	300,000	249,126
Petrobras Global Finance BV company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	825,000	741,213
Petrobras Global Finance BV company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	355,000	345,451
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	535,000	534,555
Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	760,000	931,084
Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes 6.2s, 2018	580,000	649,676
Spectra Energy Capital, LLC sr. notes 8s, 2019	820,000	1,009,616
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	480,000	588,081
Tosco Corp. sr. unsec. notes 8 1/8s, 2030	600,000	888,047
Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037	245,000	202,204
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	405,000	439,777
Williams Partners LP sr. unsec. notes 5.4s, 2044	323,000	327,929
Williams Partners LP sr. unsec. notes 4.3s, 2024	322,000	323,445
		12,081,202
Financials (6.0%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	747,000	1,065,466
Aflac, Inc. sr. unsec. notes 6.45s, 2040	314,000	433,949
Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	410,000	420,168
American Express Co. sr. unsec. notes 7s, 2018	650,000	756,068
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	856,000	1,172,720
American International Group, Inc. sr. unsec. notes 4 3/8s, 2055	828,000	855,014
Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	1,150,000	1,196,877

George Putnam Balanced Fund     29

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Financials cont.
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	$720,000	$700,360
Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	525,000	686,269
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	550,000	586,438
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual maturity (France)	135,000	148,163
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	400,000	400,967
Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	315,000	338,783
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	1,724,000	2,360,418
Bear Stearns Cos., Inc. (The) sr. unsec. notes 6.4s, 2017	500,000	560,846
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	331,000	383,336
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	703,000	803,661
BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s, perpetual maturity (France)	100,000	117,000
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	370,000	410,370
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	810,000	870,911
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	1,213,000	1,368,314
Capital One Bank USA NA unsec. sub. notes 3 3/8s, 2023	462,000	469,994
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	805,000	892,558
Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	50,000	63,015
Citigroup, Inc. sr. unsec. sub. FRN notes 0.506s, 2016	123,000	121,969
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 144A jr. unsec. sub. FRN notes 11s, perpetual maturity (Netherlands)	718,000	924,425
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands bank guaranty unsec. sub. notes 4 5/8s, 2023 (Netherlands)	250,000	274,178
Credit Suisse Group AG 144A unsec. sub. notes 6 1/2s, 2023 (Switzerland)	1,079,000	1,205,164
Credit Suisse/New York sr. unsec. notes 5.3s, 2019	475,000	541,355
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	605,000	758,842
Duke Realty LP company guaranty sr. unsec. notes 6 3/4s, 2020 R	192,000	230,413
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	1,117,000	1,219,256
EPR Properties unsec. notes 5 1/4s, 2023 R	345,000	376,693
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	300,000	301,125
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	217,000	201,268
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	425,000	466,773
GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	355,000	384,176
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	1,540,000	2,171,475
Genworth Holdings, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	860,000	843,001
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	805,000	970,259
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	282,000	367,403

30     George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Financials cont.
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 6 5/8s, 2040	$1,495,000	$2,110,545
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	1,230,000	1,469,969
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	1,005,000	1,093,410
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	250,000	262,135
HSBC Bank USA, NA unsec. sub. notes 7s, 2039	342,000	521,283
HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	2,300,000	2,331,280
HSBC Holdings PLC unsec. sub. notes 5 1/4s, 2044 (United Kingdom)	800,000	954,238
HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes 7.808s, 2026	450,000	453,928
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,225,000	2,544,863
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	275,000	303,875
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	780,000	838,257
JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	1,250,000	1,389,781
JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub. FRN notes 1.232s, 2047	2,443,000	1,899,416
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	785,000	922,375
Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	340,000	465,664
Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	100,000	101,031
Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024 (United Kingdom)	530,000	557,777
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	1,290,000	2,193,112
Merrill Lynch & Co., Inc. unsec. sub. FRN notes 1.001s, 2026	275,000	245,788
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	600,000	740,101
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	2,044,000	2,595,880
MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	590,000	669,650
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	285,000	310,897
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	465,000	465,586
Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	415,000	619,307
Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	1,300,000	1,443,809
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	370,000	433,152
Pacific LifeCorp 144A sr. notes 6s, 2020	365,000	419,778
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	213,000	238,772
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	1,939,000	2,084,425
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	359,000	376,053
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	1,153,000	1,164,530
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	1,045,000	1,152,025
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	425,000	448,998
Royal Bank of Scotland PLC (The) unsec. sub. FRN notes Ser. REGS, 9 1/2s, 2022 (United Kingdom)	1,510,000	1,710,830
Santander Issuances SAU 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)	1,100,000	1,148,969
Santander UK PLC 144A unsec. sub. notes 5s, 2023 (United Kingdom)	630,000	680,014

George Putnam Balanced Fund     31

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Financials cont.
Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	$290,000	$292,851
Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	290,000	291,879
Standard Chartered PLC unsec.sub. notes 5.7s, 2022 (United Kingdom)	725,000	806,571
Standard Chartered PLC 144A jr. sub. FRB bonds 7.014s, perpetual maturity (United Kingdom)	600,000	651,000
State Street Capital Trust IV company guaranty jr. unsec. sub. FRB bonds 1.241s, 2037	2,021,000	1,652,168
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds 4.436s, 2024 (Japan)	825,000	889,772
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85s, 2039	263,000	380,084
TIERS Trust/United States 144A bonds stepped-coupon zero % (8 1/8s, 3/15/18), 2046 ††	570,000	592,800
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	295,000	414,342
UBS AG/Stamford, CT jr. unsec. sub. notes 7 5/8s, 2022	2,640,000	3,151,199
Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,060,000	1,190,943
Wells Fargo & Co. jr. unsec. sub. FRB bonds Ser. U, 5 7/8s, perpetual maturity	580,000	606,100
Willis Group Holdings PLC company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	710,000	810,576
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	1,050,000	1,116,121
ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	214,000	226,305
		78,853,654
Government (0.4%)
International Bank for Reconstruction & Development sr. unsec. unsub. bonds 7 5/8s, 2023 (Supra-Nation)	4,000,000	5,742,400
		5,742,400
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	95,000	134,158
Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	205,000	229,236
Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035	328,000	364,384
Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025	327,000	346,168
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	659,000	704,820
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037	335,000	458,544
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 4 3/4s, 2020	121,000	133,488
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	300,000	354,373
		2,725,171
Technology (0.2%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	421,000	450,134
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	215,000	233,454
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	948,000	1,005,354
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	162,000	186,300
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	245,000	245,000
		2,120,242

32     George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Transportation (0.2%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	$605,000	$764,407
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	145,000	190,169
Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018	71,775	75,723
Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017	185,442	193,787
Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes 2.35s, 2020	45,000	44,132
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	85,000	93,714
Norfolk Southern Corp. sr. unsec. notes 6s, 2111	390,000	547,068
Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022	631,271	725,962
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	225,000	231,750
		2,866,712
Utilities and power (1.8%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	510,000	665,840
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	138,000	163,237
Beaver Valley Funding Corp. sr. bonds 9s, 2017	63,000	68,040
Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	595,000	788,104
Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	220,000	245,352
Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	450,000	522,565
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	365,000	389,150
EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)	685,000	743,444
El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds 8 3/8s, 2032	490,000	646,488
El Paso Pipeline Partners Operating Co., LP company guaranty sr. unsec. notes 6 1/2s, 2020	235,000	270,285
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	360,000	387,036
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	784,000	1,145,466
Electricite de France (EDF) 144A sr. unsec. notes 6s, 2114 (France)	200,000	252,213
Electricite de France (EDF) 144A sr. unsec. unsub. notes 5.6s, 2040 (France)	640,000	820,439
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	252,000	264,600
Enel Finance International SA 144A company guaranty sr. unsec. notes 5 1/8s, 2019 (Netherlands)	360,000	404,561
Energy Transfer Partners LP sr. unsec. unsub. notes 7.6s, 2024	470,000	593,041
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	766,000	916,373
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	240,000	263,868
Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes 4.15s, 2020 (Italy)	825,000	880,219

George Putnam Balanced Fund     33

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Utilities and power cont.
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	$370,000	$408,284
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes 5.45s, 2044	1,120,000	1,301,654
Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	185,000	244,778
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	412,668
Kansas Gas and Electric Co. bonds 5.647s, 2021	229,336	232,422
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	179,000	190,605
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	420,000	424,707
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea)	385,000	566,397
Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	445,000	582,124
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	441,000	489,523
Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	418,000	587,368
Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	140,000	183,171
Potomac Edison Co. 144A sr. bonds 5.8s, 2016	331,000	351,254
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	145,000	158,728
PPL WEM Holdings, Ltd. 144A sr. unsec. notes 5 3/8s, 2021 (United Kingdom)	1,285,000	1,483,459
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	656,000	666,660
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6.572s, 2017	110,000	122,472
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019	889,000	1,135,762
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s, 2067 (Canada)	1,145,000	1,104,925
Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	210,000	239,401
Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067	1,945,000	1,954,686
		23,271,369
Total corporate bonds and notes (cost $171,711,663)		$192,819,255

MORTGAGE-BACKED SECURITIES (1.5%)*	Principal amount	Value
Banc of America Commercial Mortgage Trust Ser. 06-5, Class A3, 5.39s, 2047	$1,628,000	$1,636,140
Citigroup Commercial Mortgage Trust FRB Ser. 07-C6, Class A4, 5.713s, 2049	2,500,000	2,721,058
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.647s, 2044	500,000	563,735
FRB Ser. 14-CR18, Class C, 4.74s, 2047	3,089,000	3,271,911
Ser. 12-CR1, Class AM, 3.912s, 2045	1,046,000	1,108,934
Federal Home Loan Mortgage Corporation
Ser. T-56, Class A, IO, 0.524s, 2043	4,121,102	69,705
Ser. T-56, Class 2, IO, zero %, 2043 F	6,072,868	—
Federal National Mortgage Association Ser. 01-79, Class BI, IO, 0.311s, 2045	1,252,209	12,326

34     George Putnam Balanced Fund

MORTGAGE-BACKED SECURITIES (1.5%)* cont.	Principal amount	Value
FIRSTPLUS Home Loan Owner Trust 1997-3 Ser. 97-3, Class B1, 7.79s, 2023 (In default) †	$194,241	$19
GE Business Loan Trust 144A Ser. 04-2, Class D, 2.917s, 2032	117,427	98,521
JP Morgan Chase Commercial Mortgage Securities Corp. FRB Ser. C6, Class D, 5.207s, 2045	772,000	856,610
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 04-LN2, Class A2, 5.115s, 2041	47,759	47,863
FRB Ser. 13-C10, Class C, 4.159s, 2047	1,904,000	1,994,950
FRB Ser. 13-C13, Class C, 4.056s, 2046	450,000	468,452
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C8, Class D, 4.666s, 2045	524,000	554,675
LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031 F	343,533	360,995
Ser. 98-C4, Class H, 5.6s, 2035	993,898	1,039,728
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.607s, 2049	138,355	138,562
FRB Ser. 07-HQ12, Class A2FX, 5.607s, 2049	238,671	238,260
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.525s, 2045	1,794,000	1,964,251
Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A, IO, 6.1s, 2028	236,430	30,736
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	2,058,675	514,669
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C4, Class XA, IO, 1.849s, 2045	5,532,957	564,760
WF-RBS Commercial Mortgage Trust FRB Ser. 14-C19, Class C, 4.646s, 2047	1,218,000	1,308,741
Total mortgage-backed securities (cost $18,938,347)		$19,565,601

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$215,000	$329,730
North TX, Tollway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	350,000	539,742
OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	275,000	352,008
Total municipal bonds and notes (cost $841,404)		$1,221,480

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.1%)*	Principal amount	Value
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)	$350,000	$370,125
Korea Development Bank sr. unsec. unsub. notes 4s, 2016 (South Korea)	450,000	469,954
Total foreign government and agency bonds and notes (cost $798,414)		$840,079

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
United Technologies Corp. $3.75 cv. pfd.	13,206	$791,436
Total convertible preferred stocks (cost $763,079)		$791,436

George Putnam Balanced Fund     35

PURCHASED OPTIONS OUTSTANDING (0.0%)*	Expiration date/strike price	Contract amount	Value
L-3 Communications Holdings, Inc. (Call)	Feb-15/$130.00	$39,160	$16,870
Total purchased options outstanding (cost $66,670)			$16,870

SHORT-TERM INVESTMENTS (5.1%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.10% L	Shares 65,153,230	$65,153,230
SSgA Prime Money Market Fund Class N 0.01% P	Shares 1,550,000	1,550,000
U.S. Treasury Bills with an effective yield of 0.01%, April 16, 2015 Δ	$200,000	199,997
U.S. Treasury Bills with an effective yield of 0.06%, April 23, 2015 #	65,000	64,999
U.S. Treasury Bills with an effective yield of 0.04%, April 9, 2015 #	575,000	574,995
U.S. Treasury Bills with an effective yield of 0.01%, February 19, 2015 # Δ	361,000	360,998
U.S. Treasury Bills with an effective yield of 0.09%, June 11, 2015 #	18,000	17,999
Total short-term investments (cost $67,922,165)		$67,922,218

TOTAL INVESTMENTS
Total investments (cost $1,278,913,521)	$1,367,552,569

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,322,862,489.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

36     George Putnam Balanced Fund

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $20,337,416 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/15 (aggregate face value $50,536,273) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Canadian Dollar	Buy	4/15/15	$3,444,779	$3,628,459	$(183,680)
Citibank, N.A.
	Euro	Sell	3/18/15	4,113,957	4,549,343	435,386
Credit Suisse International
	British Pound	Sell	3/18/15	4,576,025	4,781,906	205,881
	Canadian Dollar	Sell	4/15/15	2,087,876	2,248,404	160,528
	Euro	Sell	3/18/15	2,466,701	2,712,760	246,059
	Norwegian Krone	Buy	3/18/15	1,888,996	1,913,931	(24,935)
	Norwegian Krone	Sell	3/18/15	1,888,997	2,104,542	215,545
Deutsche Bank AG
	British Pound	Sell	3/18/15	6,494,673	6,943,892	449,219
	Euro	Sell	3/18/15	2,324,381	2,436,474	112,093
HSBC Bank USA, National Association
	Euro	Sell	3/18/15	4,982,915	5,185,610	202,695
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/15/15	3,731,287	4,020,298	289,011
	Euro	Sell	3/18/15	4,618,579	5,031,513	412,934
State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/15/15	1,785,721	1,922,921	137,200
UBS AG
	Euro	Sell	3/18/15	2,776,212	3,056,220	280,008
Total						$2,937,944

George Putnam Balanced Fund     37

FUTURES CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	154	$15,310,680	Mar-15	$(530,278)
Total

TBA SALE COMMITMENTS OUTSTANDING at 1/31/15 (proceeds receivable $20,026,758) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 5 1/2s, February 1, 2045	$2,000,000	2/12/15	$2,236,718
Federal National Mortgage Association, 4 1/2s, February 1, 2045	5,000,000	2/12/15	5,425,781
Federal National Mortgage Association, 4s, February 1, 2045	1,000,000	2/12/15	1,070,859
Federal National Mortgage Association, 3 1/2s, February 1, 2045	1,000,000	2/12/15	1,056,406
Federal National Mortgage Association, 3s, February 1, 2045	9,000,000	2/12/15	9,305,860
Government National Mortgage Association, 3s, February 1, 2045	1,000,000	2/19/15	1,037,891
Total			$20,133,515

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
baskets	24,187	$—	7/16/15	(3 month USD-LIBOR-BBA plus 30 bp)	A basket (JPCMPTMD) of common stocks	$18,195
Total		$—	$18,195

38     George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$37,560,079	$3,692,828	$—
Capital goods	35,225,709	6,016,749	—
Communication services	34,116,545	—	—
Conglomerates	3,575,609	1,508,915	—
Consumer cyclicals	99,481,054	—	—
Consumer staples	72,909,370	—	—
Energy	64,749,418	484,877	—
Financials	126,923,070	3,276,599	—
Health care	131,289,666	—	—
Miscellaneous	7,041	—	—
Technology	171,843,366	1,351,875	—
Transportation	17,156,739	—	—
Utilities and power	27,265,618	—	—
Total common stocks	822,103,284	16,331,843	—

Convertible preferred stocks	$—	$791,436	$—
Corporate bonds and notes	—	192,819,255	—
Foreign government and agency bonds and notes	—	840,079	—
Mortgage-backed securities	—	19,565,582	19
Municipal bonds and notes	—	1,221,480	—
Purchased options outstanding	—	16,870	—
U.S. government and agency mortgage obligations	—	87,818,394	—
U.S. treasury obligations	—	158,122,109	—
Short-term investments	66,703,230	1,218,988	—
Totals by level	$888,806,514	$478,746,036	$19

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,937,944	$—
Futures contracts	(530,278)	—	—
TBA sale commitments	—	(20,133,515)	—
Total return swap contracts	—	18,195	—
Totals by level	$(530,278)	$(17,177,376)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund     39

Statement of assets and liabilities 1/31/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,213,760,291)	$1,302,399,339
Affiliated issuers (identified cost $65,153,230) (Notes 1 and 5)	65,153,230
Dividends, interest and other receivables	4,492,519
Receivable for shares of the fund sold	814,267
Receivable for investments sold	24,683,065
Receivable for sales of delayed delivery securities (Note 1)	13,517,833
Unrealized appreciation on forward currency contracts (Note 1)	3,146,559
Unrealized appreciation on OTC swap contracts (Note 1)	18,195
Prepaid assets	75,464
Total assets	1,414,300,471
LIABILITIES
Payable to custodian	1,582
Payable for investments purchased	30,800,490
Payable for purchases of delayed delivery securities (Note 1)	34,245,380
Payable for shares of the fund repurchased	2,049,100
Payable for compensation of Manager (Note 2)	588,526
Payable for custodian fees (Note 2)	14,980
Payable for investor servicing fees (Note 2)	316,398
Payable for Trustee compensation and expenses (Note 2)	565,478
Payable for administrative services (Note 2)	11,274
Payable for distribution fees (Note 2)	313,407
Payable for variation margin (Note 1)	231,770
Unrealized depreciation on forward currency contracts (Note 1)	208,615
TBA sale commitments, at value (proceeds receivable $20,026,758) (Note 1)	20,133,515
Collateral on certain derivative contracts, at value (Note 1)	1,777,768
Other accrued expenses	179,699
Total liabilities	91,437,982
Net assets	$1,322,862,489

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,788,363,472
Undistributed net investment income (Note 1)	4,160,708
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(560,617,798)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	90,956,107
Total — Representing net assets applicable to capital shares outstanding	$1,322,862,489
(Continued on next page)

40     George Putnam Balanced Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($999,600,173 divided by 59,932,269 shares)	$16.68
	Offering price per class A share (100/94.25 of $16.68)*	$17.70
	Net asset value and offering price per class B share ($24,696,705 divided by 1,497,745 shares)**	$16.49
	Net asset value and offering price per class C share ($32,646,262 divided by 1,970,482 shares)**	$16.57
	Net asset value and redemption price per class M share ($75,679,207 divided by 4,598,879 shares)	$16.46
	Offering price per class M share (100/96.50 of $16.46)*	$17.06
	Net asset value, offering price and redemption price per class R share ($1,070,478 divided by 64,377 shares)	$16.63
	Net asset value, offering price and redemption price per class R5 share ($68,326,786 divided by 4,080,979 shares)	$16.74
	Net asset value, offering price and redemption price per class R6 share ($7,509,901 divided by 448,521 shares)	$16.74
	Net asset value, offering price and redemption price per class Y share ($113,332,977 divided by 6,770,276 shares)	$16.74
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund     41

Statement of operations Six months ended 1/31/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $52,947)	$6,906,947
Interest (including interest income of $24,918 from investments in affiliated issuers) (Note 5)	6,639,587
Total investment income	13,546,534
EXPENSES
Compensation of Manager (Note 2)	3,464,046
Investor servicing fees (Note 2)	1,020,889
Custodian fees (Note 2)	34,331
Trustee compensation and expenses (Note 2)	7,986
Distribution fees (Note 2)	1,902,001
Administrative services (Note 2)	19,918
Other	285,310
Total expenses	6,734,481
Expense reduction (Note 2)	(29,936)
Net expenses	6,704,545
Net investment income	6,841,989

Net realized gain on investments (Notes 1 and 3)	44,421,795
Net increase from payments by affiliates (Note 2)	25,143
Net realized loss on swap contracts (Note 1)	(292,140)
Net realized gain on futures contracts (Note 1)	541,063
Net realized gain on foreign currency transactions (Note 1)	3,303,421
Net realized gain on written options (Notes 1 and 3)	35,484
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	2,549,213
Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	(4,364,943)
Net gain on investments	46,219,036
Net increase in net assets resulting from operations	$53,061,025

The accompanying notes are an integral part of these financial statements.

42     George Putnam Balanced Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 1/31/15*	Year ended 7/31/14
	Operations:
	Net investment income	$6,841,989	$18,936,250
	Net realized gain on investments and foreign currency transactions	48,034,766	191,149,644
	Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,815,730)	(84,702,979)
	Net increase in net assets resulting from operations	53,061,025	125,382,915
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(6,588,000)	(14,366,201)
	Class B	(64,466)	(164,904)
	Class C	(76,898)	(173,850)
	Class M	(298,284)	(694,591)
	Class R	(4,881)	(12,093)
	Class R5	(81)	(85)
	Class R6	(58,661)	(62,454)
	Class Y	(843,168)	(1,746,310)
	Decrease from capital share transactions (Note 4)	(24,558,205)	(68,878,372)
	Total increase in net assets	20,568,381	39,284,055
	NET ASSETS
	Beginning of period	1,302,294,108	1,263,010,053
	End of period (including undistributed net investment income of $4,160,708 and $5,253,158, respectively)	$1,322,862,489	$1,302,294,108
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund     43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[d]
Class A
January 31, 2015**	$16.12	.09	.57	.66	(.10)	—	—	(.10)	—	—	$16.68	4.11*	$999,600	.49*	.54*	60*
July 31, 2014	14.81	.23	1.29	1.52	(.21)	—	—	(.21)	—	—	16.12	10.37	1,051,287.99		1.52	98
July 31, 2013	12.88	.21	1.92	2.13	(.20)	—	—	(.20)	—	—	14.81	16.68	1,030,545	1.01	1.56	86
July 31, 2012	12.21	.22	.65	.87	(.20)	—	—	(.20)	—	—	12.88	7.26	973,318	1.03	1.80	99
July 31, 2011	11.08	.19	1.14	1.33	(.20)	—	—	(.20)	—[e]	—[f]	12.21	12.09	1,034,828	1.05	1.57	176
July 31, 2010	10.14	.25	.93	1.18	(.22)	—	(.02)	(.24)	—[e]	—	11.08	11.83	1,077,209	1.13[g]	2.27	341
Class B
January 31, 2015**	$15.94	.03	.56	.59	(.04)	—	—	(.04)	—	—	$16.49	3.71*	$24,697	.87*	.16*	60*
July 31, 2014	14.65	.12	1.27	1.39	(.10)	—	—	(.10)	—	—	15.94	9.51	24,881	1.74	.77	98
July 31, 2013	12.74	.11	1.90	2.01	(.10)	—	—	(.10)	—	—	14.65	15.83	26,541	1.76	.82	86
July 31, 2012	12.08	.13	.63	.76	(.10)	—	—	(.10)	—	—	12.74	6.38	29,272	1.78	1.06	99
July 31, 2011	10.96	.10	1.13	1.23	(.11)	—	—	(.11)	—[e]	—[f]	12.08	11.24	39,031	1.80	.82	176
July 31, 2010	10.02	.17	.94	1.11	(.15)	—	(.02)	(.17)	—[e]	—	10.96	11.09	56,880	1.88[g]	1.54	341
Class C
January 31, 2015**	$16.01	.02	.58	.60	(.04)	—	—	(.04)	—	—	$16.57	3.76*	$32,646	.87*	.15*	60*
July 31, 2014	14.72	.12	1.27	1.39	(.10)	—	—	(.10)	—	—	16.01	9.50	29,091	1.74	.76	98
July 31, 2013	12.80	.11	1.91	2.02	(.10)	—	—	(.10)	—	—	14.72	15.85	23,534	1.76	.81	86
July 31, 2012	12.14	.13	.64	.77	(.11)	—	—	(.11)	—	—	12.80	6.39	21,223	1.78	1.05	99
July 31, 2011	11.02	.10	1.13	1.23	(.11)	—	—	(.11)	—[e]	—[f]	12.14	11.22	22,013	1.80	.82	176
July 31, 2010	10.08	.16	.95	1.11	(.15)	—	(.02)	(.17)	—[e]	—	11.02	11.06	22,814	1.88[g]	1.52	341
Class M
January 31, 2015**	$15.90	.05	.57	.62	(.06)	—	—	(.06)	—	—	$16.46	3.91*	$75,679	.74*	.28*	60*
July 31, 2014	14.62	.16	1.26	1.42	(.14)	—	—	(.14)	—	—	15.90	9.75	77,338	1.49	1.02	98
July 31, 2013	12.71	.14	1.90	2.04	(.13)	—	—	(.13)	—	—	14.62	16.17	74,636	1.51	1.06	86
July 31, 2012	12.06	.16	.63	.79	(.14)	—	—	(.14)	—	—	12.71	6.62	70,317	1.53	1.30	99
July 31, 2011	10.94	.13	1.13	1.26	(.14)	—	—	(.14)	—[e]	—[f]	12.06	11.60	75,160	1.55	1.07	176
July 31, 2010	10.01	.19	.94	1.13	(.18)	—	(.02)	(.20)	—[e]	—	10.94	11.33	79,010	1.63[g]	1.77	341
Class R
January 31, 2015**	$16.07	.07	.57	.64	(.08)	—	—	(.08)	—	—	$16.63	3.99*	$1,070	.62*	.41*	60*
July 31, 2014	14.77	.20	1.28	1.48	(.18)	—	—	(.18)	—	—	16.07	10.08	983	1.24	1.27	98
July 31, 2013	12.84	.18	1.92	2.10	(.17)	—	—	(.17)	—	—	14.77	16.44	960	1.26	1.32	86
July 31, 2012	12.18	.19	.64	.83	(.17)	—	—	(.17)	—	—	12.84	6.92	1,209	1.28	1.54	99
July 31, 2011	11.05	.16	1.14	1.30	(.17)	—	—	(.17)	—[e]	—[f]	12.18	11.84	1,216	1.30	1.32	176
July 31, 2010	10.11	.22	.94	1.16	(.20)	—	(.02)	(.22)	—[e]	—	11.05	11.59	1,345	1.38[g]	2.03	341
Class R5
January 31, 2015**	$16.18	.07[h]	.61	.68	(.12)	—	—	(.12)	—	—	$16.74	4.22*	$68,327	.36*	.55*[h]	60*
July 31, 2014†	15.28	.18	.85	1.03	(.13)	—	—	(.13)	—	—	16.18	6.76*	11	.48*	1.15*	98
Class R6
January 31, 2015**	$16.18	.12	.57	.69	(.13)	—	—	(.13)	—	—	$16.74	4.28*	$7,510	.31*	.71*	60*
July 31, 2014†	15.28	.19	.85	1.04	(.14)	—	—	(.14)	—	—	16.18	6.81*	7,100	.42*	1.19*	98

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	George Putnam Balanced Fund	George Putnam Balanced Fund	45

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[d]
Class Y
January 31, 2015**	$16.17	.11	.58	.69	(.12)	—	—	(.12)	—	—	$16.74	4.28*	$113,333	.37*	.66*	60*
July 31, 2014	14.86	.27	1.29	1.56	(.25)	—	—	(.25)	—	—	16.17	10.61	111,604.74		1.77	98
July 31, 2013	12.92	.25	1.92	2.17	(.23)	—	—	(.23)	—	—	14.86	16.99	106,794.76		1.81	86
July 31, 2012	12.26	.25	.64	.89	(.23)	—	—	(.23)	—	—	12.92	7.42	70,090.78		2.04	99
July 31, 2011	11.12	.22	1.15	1.37	(.23)	—	—	(.23)	—[e]	—[f]	12.26	12.42	67,590.80		1.82	176
July 31, 2010	10.17	.28	.95	1.23	(.25)	—	(.03)	(.28)	—[e]	—	11.12	12.18	69,539	.88[g]	2.55	341

* Not annualized.

** Unaudited.

† For the period December 2, 2013 (commencement of operations) to July 31, 2014.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Portfolio turnover excludes TBA purchase and sales transactions.

e  Amount represents less than $0.01 per share.

f  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g  Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets as of July 31, 2010.

h  The net investment income ratio and per share amount shown for the period ending January 31, 2015 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

46	George Putnam Balanced Fund	George Putnam Balanced Fund	47

Notes to financial statements 1/31//15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August, 1, 2014 through January 1, 2015.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to

48     George Putnam Balanced Fund

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted

George Putnam Balanced Fund     49

on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement

50     George Putnam Balanced Fund

of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities (equities in this case).

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as

George Putnam Balanced Fund     51

well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,017,172 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $183,680 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $111,000 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

52     George Putnam Balanced Fund

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2014, the fund had a capital loss carryover of $606,868,859 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$606,868,859	$—	$606,868,859	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,281,146,590, resulting in gross unrealized appreciation and depreciation of $118,557,331 and $32,151,352, respectively, or net unrealized appreciation of $86,405,979.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

George Putnam Balanced Fund     53

Putnam Management voluntarily reimbursed the fund $25,143 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$813,052
Class B	19,290
Class C	23,686
Class M	60,337
Class R	775
Class R5	13,440
Class R6	1,857
Class Y	88,452
Total	$1,020,889

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $890 under the expense offset arrangements and by $29,046 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $754, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

54     George Putnam Balanced Fund

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,324,141
Class B	125,772
Class C	154,541
Class M	295,022
Class R	2,525
Total	$1,902,001

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $47,947 and $270 from the sale of class A and class M shares, respectively, and received $4,593 and $840 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,000 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$731,203,109	$727,335,525
U.S. government securities (Long-term)	40,775,739	53,352,315
Total	$771,978,848	$780,687,840

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/15		Year ended 7/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	2,101,941	$34,923,093	3,457,002	$53,340,713
Shares issued in connection with reinvestment of distributions	363,826	6,075,550	865,398	13,236,487
	2,465,767	40,998,643	4,322,400	66,577,200
Shares repurchased	(7,767,157)	(128,665,171)	(8,670,694)	(133,759,528)
Net decrease	(5,301,390)	$(87,666,528)	(4,348,294)	$(67,182,328)

	Six months ended 1/31/15		Year ended 7/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	105,168	$1,720,467	255,479	$3,898,581
Shares issued in connection with reinvestment of distributions	3,730	61,527	10,559	159,882
	108,898	1,781,994	266,038	4,058,463
Shares repurchased	(172,419)	(2,814,203)	(516,806)	(7,864,031)
Net decrease	(63,521)	$(1,032,209)	(250,768)	$(3,805,568)

George Putnam Balanced Fund     55

	Six months ended 1/31/15		Year ended 7/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	259,059	$4,296,150	406,682	$6,266,807
Shares issued in connection with reinvestment of distributions	4,352	72,153	10,698	163,564
	263,411	4,368,303	417,380	6,430,371
Shares repurchased	(109,762)	(1,812,348)	(199,253)	(3,048,789)
Net increase	153,649	$2,555,955	218,127	$3,381,582

	Six months ended 1/31/15		Year ended 7/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	165,618	$2,713,887	511,230	$7,751,216
Shares issued in connection with reinvestment of distributions	18,006	296,626	45,651	690,532
	183,624	3,010,513	556,881	8,441,748
Shares repurchased	(447,716)	(7,353,177)	(799,405)	(12,203,783)
Net decrease	(264,092)	$(4,342,664)	(242,524)	$(3,762,035)

	Six months ended 1/31/15		Year ended 7/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	6,156	$101,999	15,666	$238,594
Shares issued in connection with reinvestment of distributions	293	4,881	792	12,093
	6,449	106,880	16,458	250,687
Shares repurchased	(3,253)	(53,190)	(20,291)	(316,142)
Net increase (decrease)	3,196	$53,690	(3,833)	$(65,455)

	Six months ended 1/31/15		For the period 12/2/13 (commencement of operations) to 7/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	4,159,940	$69,209,809	655	$10,000
Shares issued in connection with reinvestment of distributions	5	81	5	85
	4,159,945	69,209,890	660	10,085
Shares repurchased	(79,626)	(1,344,732)	—	—
Net increase	4,080,319	$67,865,158	660	$10,085

	Six months ended 1/31/15		For the period 12/2/13 (commencement of operations) to 7/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	16,591	$272,814	464,795	$7,193,232
Shares issued in connection with reinvestment of distributions	3,501	58,661	3,948	62,454
	20,092	331,475	468,743	7,255,686
Shares repurchased	(10,460)	(173,835)	(29,854)	(483,521)
Net increase	9,632	$157,640	438,889	$6,772,165

56     George Putnam Balanced Fund

	Six months ended 1/31/15		Year ended 7/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	403,130	$6,696,206	919,081	$14,438,934
Shares issued in connection with reinvestment of distributions	49,909	836,027	113,179	1,736,265
	453,039	7,532,233	1,032,260	16,175,199
Shares repurchased	(583,168)	(9,681,480)	(1,316,942)	(20,402,017)
Net decrease	(130,129)	$(2,149,247)	(284,682)	$(4,226,818)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	665	0.02	11,132
Class R6	665	0.15	11,132

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$65,325,071	$104,194,149	$104,365,990	$24,918	$65,153,230

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$33,000
Written equity option contracts (contract amount) (Note 3)	$16,000
Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$58,000,000
OTC total return swap contracts (notional)	$2,400,000

George Putnam Balanced Fund     57

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$3,146,559	Payables	$208,615
Equity contracts	Receivables	35,065	Payables	530,278*
Total		$3,181,624		$738,893

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$3,307,189	$—	$3,307,189
Equity contracts	(28,862)	541,063	—	(292,140)	220,061
Total	$(28,862)	$541,063	$3,307,189	$(292,140)	$3,527,250

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$2,551,258	$—	$2,551,258
Equity contracts	(49,800)	(80,914)	—	63,954	(66,760)
Total	$(49,800)	$(80,914)	$2,551,258	$63,954	$2,484,498

58     George Putnam Balanced Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$18,195	$—	$—	$—	$18,195
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	—	435,386	828,013	561,312	—	202,695	701,945	—	137,200	280,008	3,146,559
Purchased options**#	—	—	—	—	16,870	—	—	—	—	—	16,870
Total Assets	$—	$435,386	$828,013	$561,312	$16,870	$202,695	$720,140	$—	$137,200	$280,008	$3,181,624
Liabilities:
OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	231,770	—	—	231,770
Forward currency contracts#	183,680	—	24,935	—	—	—	—	—	—	—	208,615
Written options#	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$183,680	$—	$24,935	$—	$—	$—	$—	$231,770	$—	$—	$440,385
Total Financial and Derivative Net Assets	$(183,680)	$435,386	$803,078	$561,312	$16,870	$202,695	$720,140	$(231,770)	$137,200	$280,008	$2,741,239
Total collateral received (pledged)†##	$(111,000)	$400,000	$793,035	$490,000	$—	$202,695	$660,000	$—	$—	$224,137
Net amount	$(72,680)	$35,386	$10,043	$71,312	$16,870	$—	$60,140	$(231,770)	$137,200	$55,871

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

George Putnam Balanced Fund     59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60     George Putnam Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA021
292760 3/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 31, 2015